CUSIP NO. 868-059106             SCHEDULE 13D                PAGE 4 OF 38 PAGES


                                   EXHIBIT 10

                               SECURITY AGREEMENT:
                              MONEY AND SECURITIES

CUSIP NO. 868-059106             SCHEDULE 13D                PAGE 5 OF 38 PAGES


                  SECURITY AGREEMENT:  MONEY AND SECURITIES

     In this agreement, the borrower refers to the person who signs below. The Bank refers to [REDACTED].

     The collateral refers to the borrower's shares of common stock of Oracle Systems Corporation in the Bank's custody and certain personal property related to, or received by the Bank in connection with, those shares as described below.

1.   SECURITY INTEREST

     The borrower grants a security interest to the Bank in the borrower's shares of common stock of Oracle Systems Corporation in the Bank's possession, custody, or control. This security interest covers all money, securities and other property the Bank has received or will receive either in an account, for safekeeping, or for any other purpose in connection with those shares.

     Together with this collateral, the borrower grants a security interest to the Bank in all:

     (a)  interest on collateral;

     (b)  stock and subscription rights;

     (c)  dividends and dividend rights; and

     (d) new securities or other similar property the borrower receives in connection with the collateral, which the borrower agrees to deliver to the Bank immediately.

     The borrower promises to keep the collateral at the Bank at all times. This collateral will be of a type and value satisfactory to the Bank.

2.   RIGHTS OF THE BANK.

     The Bank may insure the collateral.

     As long as the borrower is not in default, the Bank will permit the borrower to vote shares, or will vote shares as the borrower instructs, and to collect dividends, principal, interest, and other amounts payable on the collateral.

     The Bank may participate in any recapitalization, reclassification, reorganization, redemption, stock split, or liquidation affecting the collateral if the borrower does not elect to participate prior to 30 days before the expiration of the time to participate. It may deposit, sell, exchange, or give up control of securities, or take other action it considers proper for this purpose. The Bank may apply money or property received to the borrower's debt or may hold it as collateral.
     The Bank may return collateral to the borrower at any time. The borrower's receipt will discharge the Bank of any liability for the collateral.

     The Bank may exercise the rights it has under this Section 2 in the borrower's name or its own, at the borrower's expense, and without notice. The Bank is not required to exercise any of its

CUSIP NO. 868-059106             SCHEDULE 13D                PAGE 6 OF 38 PAGES


     rights, such as subscriptions, conversion or redemption rights, or give the borrower any notice of any actions it takes concerning the collateral.

3.   DEBTS COVERED BY THIS AGREEMENT.

     This agreement secures payment of all amounts the borrower owes to the Bank, now or in the future, under the Loan Agreement (Individuals) dated as of January 27, 1994, between the borrower and the Bank, as now in effect and as amended, renewed, restated or superceded from time to time (the "Loan Agreement").

     If the borrower is an individual, the Bank may proceed against his or her business and non-business property, and if the borrower is married, the Bank may proceed against his or her separate property for all obligations secured by this agreement.

     The borrower agrees to pay all taxes, charges, liens, and assessments on the collateral before they are due. If the borrower is delinquent, the Bank may, but is not obligated to, determine their validity and amount, pay them, and consider the amount paid to be secured by this agreement. The borrower will provide the Bank with all taxpayer information it requires.

     The borrower also agrees to repay the Bank immediately for any expense it incurs in exercising its rights, including attorneys' and allocated costs of in-house counsel. These expenses will be secured by this agreement.

4.   DEFAULT

     The Bank may declare the borrower in default, without prior notice, if:

     (a) the borrower fails to meet the conditions, perform any obligation, or make any payment under this agreement; or

     (b)  any default occurs under the Loan Agreement.

     If, in the Bank's opinion, a breach under subparagraph (a) of this Section 4 is capable of being remedied, the breach will not be considered an event of default under this agreement for a period of ten (10) days after the date on which the Bank gives written notice of the breach to the borrower; provided, however, that the Bank will not be obligated to extend any additional credit to the borrower under the Loan Agreement during that period.

5.   BANK'S RIGHTS UPON DEFAULT.

     If the borrower defaults, the Bank may declare all of the borrower's debt to the Bank immediately due and payable. The Bank may also collect dividends, principal, interest, and other amounts payable on the collateral, transfer collateral to its own or nominee's name, and otherwise exercise all the rights of an owner of the collateral, including voting rights. The Bank may exercise these rights in the borrower's name, or its own, at the borrower's expense, and without notice, and may endorse and give receipts for any dividends and distributions.

CUSIP NO. 868-059106             SCHEDULE 13D                PAGE 7 OF 38 PAGES


     The Bank may sell the collateral after mailing the borrower at least five days' written notice (notice may be dispensed with if the collateral threatens to rapidly decline in value or is the type customarily sold on a recognized market).

     The Bank may buy the collateral at any public sale. It may buy at a private sale if the collateral is customarily sold on a recognized market or is the subject of widely or regularly distributed standard price quotation.

     A sale may be conducted by an auctioneer, or the Bank's officer, attorney, or agent. Proceeds will be applied to the Bank's expenses in taking and selling the collateral and then to principal, interest and any other amounts the borrower may owe the Bank. The Bank will pay any remaining proceeds to the persons entitled. If any part of the borrower's debt remains unpaid after sale of the collateral, the borrower agrees to pay the balance due.

6.   ENFORCING THIS AGREEMENT.

     This agreement is governed by the California Uniform Commercial Code. The Bank's rights stated in this agreement are in addition to any others it has under law. If there is a conflict regarding the security interest between this agreement and any other agreement or evidence of liability, this agreement will prevail. If the Bank delays or waives exercising a right, it does not forfeit that right or any others.

7.   BOOK-ENTRY SECURITIES.

     Securities evidenced by book-entries shall be considered to be in the possession of the Bank for purposes of this agreement upon execution and delivery of this agreement to the Bank or, as to such securities which are thereafter acquired by borrower, upon borrower's acquisition thereof.

8.   ADDRESS OF BORROWER.

     The borrower represents and warrants that the borrower resides in the state specified on the signature page hereof.

9.   SIGNATURES/DATE.


     Date:     January 27, 1994



     X______________________________
        Lawrence J. Ellison

TAXPAYER INFORMATION (OWNER'S CERTIFICATION)

(Check if applicable)


Mailing Address:
c/o Jennifer A. Overstreet
Oracle Systems Corporation
500 Oracle Parkway
Redwood Shores, CA  94065

Social Sec. No. [REDACTED]


The U.S. Taxpayer Identification Number (TIN) to be used for tax reporting purposes is:
[REDACTED]

CUSIP NO. 868-059106             SCHEDULE 13D                PAGE 8 OF 38 PAGES


- EXEMPT FOREIGN PERSONS, INDIVIDUALS. I am neither a citizen nor a resident of, nor am I doing business in the United States, and I have not, and do not plan to be present in the United States for 183 or more days during the calendar year.*

- EXEMPT FOREIGN PERSONS, NON-INDIVIDUALS. The owner is not a U.S. corporation, partnership, estate or trust and the lent property is not effectively connected (related) to any U.S. trade or business the Owner is currently engaged in or plans to engage in during the year.*

- I am subject to backup withholding under the provisions of Internal Revenue Code Section 3406(a)(1)(C) as notified by the Internal Revenue Service.

     * Exempt Foreign Person status is valid for three years. Prior to the third year you will be required to recertify your status as an Exempt Foreign Person.

I authorize use of the property described and under penalties of perjury I certify that the taxpayer information provided above is correct and complete.

X_______________________________________
   LAWRENCE J. ELLISON

Mailing address:
c/o Jennifer A. Overstreet
Oracle Systems Corporation
500 Oracle Parkway
Redwood Shores, CA  94605


-------------------------------------------------------------------------------

BANK USE ONLY

[REDACTED]

-------------------------------------------------------------------------------